Exhibit 99.1

KEYTROLLER, LLC

FINANCIAL STATEMENTS

AS OF MARCH 31, 2017 AND 2016 AND THE

THREE-MONTH PERIODS ENDED mARCH 31, 2017 AND 2016

(UNAUDITED)

KEYTROLLER, LLC

TABLE OF CONTENTS

AS OF MARCH 31, 2017 AND 2016 AND THE

THREE-MONTH PERIODS ENDED MARCH 31, 2017 AND 2016

INDEPENDENT ACCOUNTANTS’ REVIEW REPORT

To the Members

Keytroller, LLC

Tampa, Florida

We have reviewed the accompanying interim financial statements of Keytroller, LLC (the “Company”), which comprise the balance sheets as of March 31, 2017 and 2016 and the related statements of operations, changes in members’ equity, and cash flows for the three-month periods then ended, and the related notes to the interim financial statements. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these interim financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of interim financial statements that are free from material misstatement whether due to fraud or error.

Accountants’ Responsibility

Our responsibility is to conduct the review engagements in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the interim financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountants’ Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Tampa, Florida

October 3, 2017

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KEYTROLLER, LLC

BALANCE SHEETS

march 31, 2017 and 2016

ASSETS
	2017	2016
CURRENT ASSETS
Cash and cash equivalents	$537,052	$479,765
Trading securities	340,315	322,750
Accounts receivable	665,808	719,795
Inventories	963,553	678,155
Other current assets	21,273	74,599
Total current assets	2,528,001	2,275,064

PROPERTY AND EQUIPMENT, NET OF ACCUMULATED DEPRECIATION	170,399	190,018

	$2,698,400	$2,465,082

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$222,694	$240,081
Margin loan payable	44,518	58,935
Accrued payroll	20,515	14,525
Accrued expenses	1,139	28,294
Total current liabilities	288,866	341,835

MEMBERS' EQUITY	2,409,534	2,123,247

	$2,698,400	$2,465,082

See accompanying notes and accountants’ review report.

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KEYTROLLER, LLC

STATEMENTS OF OPERATIONS

FOR THE THREE-MONTH periods ended MARCH 31, 2017 AND 2016

	2017	2016

REVENUES	$1,598,797	$1,457,629

COST OF REVENUES	716,050	728,788

GROSS PROFIT	882,747	728,841

OPERATING EXPENSES
Selling, general and administrative	448,429	443,171
Depreciation	9,298	9,028
Total operating expenses	457,727	452,199

INCOME FROM OPERATIONS	425,020	276,642

OTHER INCOME (LOSS)	14,220	(38,311)

NET INCOME	$439,240	$238,331

See accompanying notes and accountants’ review report.

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KEYTROLLER, LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

FOR the three-month periods ended march 31, 2017 and 2016

BALANCE, JANUARY 1, 2016	$1,884,916

Net income	238,331

BALANCE, MARCH 31, 2016	$2,123,247

BALANCE, JANUARY 1, 2017	$1,970,294

Net income	439,240

BALANCE, MARCH 31, 2017	$2,409,534

See accompanying notes and accountants’ review report.

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KEYTROLLER, LLC

STATEMENTS OF CASH FLOWS

for the three-month periods ended march 31, 2017 and 2016

	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$439,240	$238,331
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	9,298	9,028
Loss on disposal of assets	(1,540)	-
(Increase) decrease in:
Accounts receivable	321,009	147,156
Inventories	(235,344)	(166,821)
Other assets	(8,499)	(1,763)
Decrease in:
Accounts payable	(313,029)	(75,595)
Accrued expenses	(16,987)	(61,474)
Total adjustments	(245,092)	(149,469)
Net cash provided by operating activities	194,148	88,862

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	-	(3,047)
Net cash used by investing activities	-	(3,047)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from margin loan to purchase trading securities	34,582	111,024
Payments on margin loan from the sale and purchase of trading securities	(53,868)	(22,514)
Net cash (used) provided by financing activities	(19,286)	88,510

NET INCREASE IN CASH AND CASH EQUIVALENTS	174,862	174,325

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	362,190	305,440

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$537,052	$479,765

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest	$1,100	$-

NON-CASH INVESTING AND FINANCING TRANSACTIONS
Net unrealized (gain)/losses on trading securities	$12,270	$(29,575)

See accompanying notes and accountants’ review report.

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KEYTROLLER, LLC

NOTES TO THE FINANCIAL STATEMENTS

AS OF MARCH 31, 2017 AND 2016 AND THE THREE-MONTH PERIODS ENDED MARCH 31, 2012 AND 2016

1.	DESCRIPTION OF BUSINESS

Keytroller, LLC (the “Company”) is a Florida limited liability company formed in 2006 by its parent company, Keytroller, Inc., which owns 95% of Keytroller, LLC. The Company is engaged in the business of designing and supplying a full line of electronic safety devices for forklifts, construction equipment, aerial lifts, personal carriers, boats, and hazardous transport trucks. The Company sells its products primarily throughout the United States. The Company is headquartered in Tampa, Florida.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements of the Company are prepared under the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

Marketable Equity Securities

The Company classifies its marketable securities in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 320, Investments - Debt and Equity Securities (“ASC Topic 320”). These principles require the classification of debt and equity securities into one of three categories: held-to-maturity, available-for-sale, or trading. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

The Company’s marketable securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities. Trading securities are recorded at fair value on the balance sheet in current assets, with the change in fair value during the period included in earnings. Trading gains and losses for the three-month periods ended March 31, 2017 and 2016 were immaterial.

Use of Management Estimates

Management uses estimates and assumptions in preparing the financial statements in accordance with U.S. GAAP. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of March 31, 2017 and 2016. Actual results could vary from the estimates that were used.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Cash and cash equivalents are maintained at financial institutions and, at times, balances may exceed federally insured limits of $250,000. The Company’s deposits in excess of federally insured limits at March 31, 2017 and 2016 approximated $256,100 and $348,200, respectively.

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KEYTROLLER, LLC

NOTES TO THE FINANCIAL STATEMENTS

AS OF MARCH 31, 2017 AND 2016 AND THE THREE-MONTH PERIODS ENDED MARCH 31, 2012 AND 2016

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Accounts Receivable

Accounts receivable consist of receivables from the sales of goods. The Company records an allowance for doubtful accounts to allow for any amounts that may not be recoverable. This determination varies based upon the facts in each case. Based on management’s review of accounts receivable, no allowance for doubtful accounts is deemed necessary at March 31, 2017 and 2016. Receivables are determined to be past due based on the payment terms of original invoices.

Inventories

Inventories consist of equipment and parts and are stated at the lower of cost, determined by first-in, first-out method (FIFO), or market.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, ranging generally from 3 to 39 years. Maintenance and repairs are charged to operations when incurred. As property and equipment are sold or retired, the applicable cost and accumulated depreciation are eliminated from the accounts and any gain or loss is recorded. For income tax purposes, the Company uses accelerated methods of depreciation for certain assets.

Long-Lived Assets

Long-lived assets that are subject to depreciation and amortization are reviewed for potential impairment whenever events or circumstances indicate that carrying amounts may not be recoverable. At March 31, 2017 and 2016, the Company determined that its long-lived assets were not impaired.

Income and Other Taxes

The Company is treated as a partnership and, accordingly, is not subject to federal income taxes. As a result, the Company’s members are personally taxed on their distributive share of the Company’s income, whether or not that income is actually distributed. Accordingly, the financial statements do not include any provision for income taxes for the three-month periods ended March 31, 2017 and 2016.

The Company follows ASC Topic 740, Income Taxes. This standard prescribes a recognition and measurement of tax positions to be taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. Based on management’s evaluation, there are no uncertain tax positions at March 31, 2017 and 2016.

Amounts collected on behalf of governmental authorities for sales taxes and other similar taxes are reported on a net basis.

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KEYTROLLER, LLC

NOTES TO THE FINANCIAL STATEMENTS

AS OF MARCH 31, 2017 AND 2016 AND THE THREE-MONTH PERIODS ENDED MARCH 31, 2012 AND 2016

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Revenue

The Company’s revenue is generated from the sale of goods. The Company recognizes revenue at the time products are shipped. The Company offers discounts to certain customers on its products. The costs of these discounts are recognized at the date at which the related sales revenue is recognized and recorded as a reduction in sales revenue.

Amounts billed to customers for shipping and handling costs are included in revenues. Costs incurred by the Company for shipping and handling are included in cost of revenues.

Advertising Costs

Advertising costs are charged to expense as incurred and amounted to approximately $20,000 and $42,000 for the three-month periods ended March 31, 2017 and 2016, respectively. Advertising costs are included in selling, general and administrative expenses in the accompanying statements of operations.

3.	PROPERTY AND EQUIPMENT

Property and equipment at March 31, 2017 and 2016 consist of the following:

	2017	2016
Leasehold improvements	$100,883	$100,883
Machinery and equipment	44,296	44,296
Vehicles	268,772	268,772
Office furniture and fixtures	22,232	22,232
Computers and equipment	32,281	14,439
	468,464	450,622
Less accumulated depreciation	(298,065)	(260,604)
	$170,399	$190,018

Depreciation expense amounted to approximately $9,300 and $9,000 for the three-month periods ended March 31, 2017 and 2016, respectively.

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KEYTROLLER, LLC

NOTES TO THE FINANCIAL STATEMENTS

AS OF MARCH 31, 2017 AND 2016 AND THE THREE-MONTH PERIODS ENDED MARCH 31, 2012 AND 2016

4.	MARGIN LOAN PAYABLE

During 2016, the Company opened a margin account with a brokerage firm. The margin account was used to buy additional trading securities. The loan accrues interest at a base rate of 8%, less .075% for assets the Company has in its brokerage account. The amount outstanding on this loan was $44,518 and $58,935 as of March 31, 2017 and 2016, respectively. Interest expense for the three-month periods ended March 31, 2017 and 2016 was approximately $1,100 and $0, respectively. The margin loan payable is collateralized by the Company’s trading securities.

5.	RELATED PARTY TRANSACTIONS AND CONCENTRATIONS

The Company leases office space from a related party requiring monthly payments of approximately $4,000. The lease is on a monthly basis as no lease agreement exists between the Company and the related party. Total rent expense for the office space amounted to approximately $12,000 for the three-month periods ended March 31, 2017 and 2016.

The Company purchases certain inventory items from a company that is owned by one of its minority members. The purchases for the three-month periods ended March 31, 2017 and 2016 totaled approximately $321,000 and $208,000, respectively, which represents 45% and 28% of total purchases for the periods, respectively. Accounts payable to this supplier at March 31, 2017 and 2016 amounted to 0% and 43% of total accounts payable, respectively.

The above terms and amounts are not necessarily indicative of the terms and amounts that would have been incurred had comparable transactions been entered into with independent parties.

6.	FAIR VALUE MEASUREMENTS

Financial instruments measured at fair value are classified and disclosed in the following categories:

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Level 2 – Valuations based on observable inputs, including quoted prices (other than Level 1) in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, such as interest rates, yield curves, volatilities, and default rates, and inputs that are derived principally from or corroborated by observable market data.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

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KEYTROLLER, LLC

NOTES TO THE FINANCIAL STATEMENTS

AS OF MARCH 31, 2017 AND 2016 AND THE THREE-MONTH PERIODS ENDED MARCH 31, 2012 AND 2016

6.	FAIR VALUE MEASUREMENTS – CONTINUED

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

The fair value of assets measured on a recurring basis at March 31, 2017 and 2016 is as follows:

	Fair Value Measurements at the End of the Reporting Period Using
	Total	Level 1	Level 2	Level 3

2017 trading securities	$340,315	$340,315	$-	$-

2016 trading securities	$322,750	$322,750	$-	$-

7.	EMPLOYEE BENEFIT PLAN

The Company has an employee savings plan (the “Plan”) pursuant to Section 401(k) of the Internal Revenue Code. The Plan covers substantially all employees of the Company. The Company’s match to the Plan is discretionary. During the three-month periods ended March 31, 2017 and 2016, the Company made no contributions to the Plan.

8.	SUBSEQUENT EVENTS

During June 2017, the Company sold all of its trading securities resulting in a realized loss of approximately $30,000 in 2017. The Company also paid the remaining balance of the margin loan account upon selling its trading securities.

On July 31, 2017, the Company entered into an agreement to sell the Company to I.D. Systems, Inc., at which time, I.D. Systems, Inc. acquired substantially all of the assets of the Company.

The Company has evaluated events and transactions for potential recognition or disclosure in the financial statements through October 3, 2017, the date on which the financial statements were available to be issued.

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KEYTROLLER, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2016

KEYTROLLER, LLC

TABLE OF CONTENTS

DECEMBER 31, 2016

INDEPENDENT AUDITORS’ REPORT

To the Members

Keytroller, LLC

Tampa, Florida

Report on the Financial Statements

We have audited the accompanying balance sheet of Keytroller, LLC as of December 31, 2016 and the related statements of operations, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keytroller, LLC as of December 31, 2016 and the results of its operations and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Tampa, Florida

July 28, 2017

1

KEYTROLLER, LLC

BALANCE SHEET

DECEMBER 31, 2016

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$362,190
Trading securities	352,585
Accounts receivable	986,817
Inventories	728,209
Other current assets	12,774
Total current assets	2,442,575

PROPERTY AND EQUIPMENT, NET OF ACCUMULATED DEPRECIATION	178,157
$2,620,732

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$535,723
Margin loan payable	76,074
Accrued payroll	32,277
Accrued expenses	6,364
Total current liabilities	650,438
MEMBERS' EQUITY	1,970,294
$2,620,732

See notes to the financial statements.

2

KEYTROLLER, LLC

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

2016

REVENUES	$6,624,465

COST OF REVENUES	2,923,300

GROSS PROFIT	3,701,165

OPERATING EXPENSES
Selling, general and administrative	2,223,688
Depreciation and amortization	37,191
Total operating expenses	2,260,879

INCOME FROM OPERATIONS	1,440,286

OTHER INCOME	42,749

NET INCOME	$1,483,035

See notes to the financial statements.

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KEYTROLLER, LLC

STATEMENT OF CHANGES IN MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2016

BALANCE, JANUARY 1, 2016	$1,884,916

Distributions to members	(1,397,657)

Net income	1,483,035

BALANCE, DECEMBER 31, 2016	$1,970,294

See notes to the financial statements.

4

KEYTROLLER, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,483,035
Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation	37,191
(Increase) decrease in:
Accounts receivable	(119,866)
Inventories	(216,875)
Other assets	60,062
Increase (decrease) in:
Accounts payable	219,802
Accrued payroll	(56,152)
Accrued expenses	(9,500)
Total adjustments	(85,338)
Net cash provided by operating activities	1,397,697

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(19,349)
Net cash used by investing activities	(19,349)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from margin loan to purchase trading securities	164,512
Payments on margin loan from the sale of trading securities	(88,453)
Distributions paid	(1,397,657)
Net cash used by financing activities	(1,321,598)

NET INCREASE IN CASH AND CASH EQUIVALENTS	56,750

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	305,440

CASH AND CASH EQUIVALENTS AT END OF YEAR	$362,190

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest	$6,080

NON-CASH INVESTING AND FINANCING TRANSACTIONS
Net unrealized losses on trading securities	$(6,151)

See notes to the financial statements.

5

KEYTROLLER, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2016

1.	DESCRIPTION OF BUSINESS

Keytroller, LLC (the “Company”) is a Florida limited liability company formed in 2006 by the parent company, Keytroller, Inc., which owns 95% of Keytroller, LLC. The Company is engaged in the business of designing and supplying a full line of electronic safety devices for forklifts, construction equipment, aerial lifts, personal carriers, boats, and hazardous transport trucks. The Company sells its products primarily throughout the United States. The Company is headquartered in Tampa, Florida.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements of the Company are prepared under the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

Marketable Equity Securities

The Company classifies its marketable securities in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 320, Investments - Debt and Equity Securities (“ASC Topic 320”). These principles require the classification of debt and equity securities into one of three categories: held-to-maturity, available-for-sale, or trading. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

The Company’s marketable securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities. Trading securities are recorded at fair value on the balance sheet in current assets, with the change in fair value during the period included in earnings. Trading gains and losses for the year ended December 31, 2016 were immaterial.

Use of Management Estimates

Management uses estimates and assumptions in preparing the financial statements in accordance with U.S. GAAP. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of December 31, 2016. Actual results could vary from the estimates that were used.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Cash is maintained at financial institutions and, at times, balances may exceed federally insured limits of $250,000. No amounts on deposit were in excess of federal insured limits as of December 31, 2016.

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KEYTROLLER, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2016

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Accounts Receivable

Accounts receivable consists of receivables from sales of goods. The Company records an allowance for doubtful accounts to allow for any amounts that may not be receivable. This determination varies based upon the facts in each case. Based on management’s review of accounts receivable, no allowance for doubtful accounts is deemed necessary at December 31, 2016. Receivables are determined to be past due based on the payment terms of original invoices.

Inventories

Inventories consist of equipment and parts and are stated at the lower of cost, determined by first-in, first-out method (FIFO), or market.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, ranging generally from 3 to 39 years. Maintenance and repairs are charged to operations when incurred. As property and equipment are sold or retired, the applicable cost and accumulated depreciation are eliminated from the accounts and any gain or loss is recorded. For income tax purposes, the Company uses accelerated methods of depreciation for certain assets.

Long-Lived Assets

Long-lived assets that are subject to depreciation and amortization are reviewed for potential impairment whenever events or circumstances indicate that carrying amounts may not be recoverable. At December 31, 2016, the Company determined that its long-lived assets were not impaired.

Income and Other Taxes

The Company is treated as a partnership and, accordingly, is not subject to federal income taxes. As a result, the Company’s members are personally taxed on their distributive share of the Company’s income, whether or not that income is actually distributed. Accordingly, the financial statements do not include any provision for income taxes for the year ended December 31, 2016.

The Company follows ASC Topic 740, Income Taxes. This standard prescribes a recognition and measurement of tax positions to be taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. Based on management’s evaluation, there are no uncertain tax positions at December 31, 2016.

Amounts collected on behalf of governmental authorities for sales taxes and other similar taxes are reported on a net basis.

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KEYTROLLER, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2016

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Revenue

The Company’s revenue is generated from the sale of goods. The Company recognizes revenue at the time products are shipped. The Company offers discounts to certain customers on its products. The costs of these discounts are recognized at the date at which the related sales revenue is recognized and recorded as a reduction in sales revenue.

Amounts billed to customers for shipping and handling costs are included in revenues. Costs incurred by the Company for shipping and handling are included in cost of revenues.

Shipping and Handling Costs

The costs incurred by the Company to ship products to customers, which primarily includes payments to third-party shippers, net of recoveries from customers, is included in cost of sales in the accompanying statement of operations.

Advertising Costs

Advertising costs are charged to expense as incurred and amounted to approximately $140,000 for the year ended December 31, 2016. Advertising costs are included in selling, general and administrative expenses in the accompanying statement of operations.

3.	PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2016 consist of the following:

Leasehold improvements	$100,883
Machinery and equipment	44,296
Vehicles	268,772
Office furniture and fixtures	22,232
Computers and equipment	30,741
466,924
Less accumulated depreciation	(288,767)
$178,157

Depreciation expense amounted to approximately $37,000 for the year ended December 31, 2016.

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KEYTROLLER, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2016

4.	MARGIN LOAN PAYABLE

During 2016, the Company opened a margin account with a brokerage firm. The margin account was used to buy additional trading securities. The loan accrues interest at a base rate of 8%, less .075% for assets the Company has in its brokerage account. The amount outstanding on this loan was $76,074 as of December 31, 2016. Interest expense for the year ended December 31, 2016 was $5,177. The margin loan payable is collateralized by the Company’s trading securities.

5.	RELATED PARTY TRANSACTIONS AND CONCENTRATIONS

The Company leases office space from a related party requiring monthly payments of approximately $4,000. The lease is on a monthly basis as no lease agreement exists between the Company and the related party. Total rent expense for the office space amounted to approximately $48,000 for the year ended December 31, 2016.

The Company purchases certain inventory items from a company that is owned by one of its minority members. The purchases for the year ended December 31, 2016 totaled approximately $1,400,000, which represents 44% of total purchases for the year. Accounts payable to this supplier at December 31, 2016 amounted to 49% of total accounts payable.

The above terms and amounts are not necessarily indicative of the terms and amounts that would have been incurred had comparable transactions been entered into with independent parties.

6.	FAIR VALUE MEASUREMENTS

Financial instruments measured at fair value are classified and disclosed in the following categories:

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Level 2 – Valuations based on observable inputs, including quoted prices (other than Level 1) in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, such as interest rates, yield curves, volatilities, and default rates, and inputs that are derived principally from or corroborated by observable market data.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

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KEYTROLLER, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2016

6.	FAIR VALUE MEASUREMENTS – CONTINUED

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

The fair value of assets measured on a recurring basis at December 31, 2016 is as follows:

	Fair Value Measurements at the End of the Reporting Period Using
	Total	Level 1	Level 2	Level 3

Trading securities	$352,585	$352,585	$-	$-

Total assets at fair value	$352,585	$352,585	$-	$-

7.	EMPLOYEE BENEFIT PLAN

The Company has an employee savings plan (the “Plan”) pursuant to Section 401(k) of the Internal Revenue Code. The Plan covers substantially all of employees of the Company. The Company’s match to the Plan is discretionary. During the year ended December 31, 2016, the Company made no contributions to the Plan.

8.	SUBSEQUENT EVENTS

During June 2017, the Company sold all of its trading securities resulting in a realized loss of approximately $30,000 in 2017. The Company also paid the remaining balance of the margin loan account upon selling its trading securities.

The Company has evaluated events and transactions for potential recognition or disclosure in the financial statements through July 28, 2017, the date on which the financial statements were available to be issued.

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